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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  May 2, 2002
                                                  -----------------------------



                      INTEGRATED INFORMATION SYSTEMS, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


              Delaware                                   29947                                86-0624332
              --------                                   -----                                ----------
    (State or Other Jurisdiction                      (Commission                    (IRS Employer Identification
          of Incorporation)                          File Number)                                No.)


                 1480 South Hohokam Drive, Tempe, Arizona 85281
           -----------------------------------------------------------
               (Address of Principal Executive Offices) (Zip code)




Registrant's telephone number, including area code  (480) 317-8000
                                                   ---------------


                                    Not Applicable
             ------------------------------------------------------------
             (Former Name or Former Address, if Changed Since Last Report)



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Item 5.    Other Events

         The company has submitted to Nasdaq an application for transfer of the listing of its common stock from The Nasdaq National Market to The Nasdaq SmallCap Market. At the time of application, the company had not maintained the required minimum market value of publicly held shares, minimum bid price per share or minimum market capitalization for continued inclusion on The Nasdaq National Market.



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    INTEGRATED INFORMATION SYSTEMS, INC.



Date:  May 2, 2002                  By: /s/ James G. Garvey, Jr.
                                        ------------------------
                                        James G. Garvey, Jr.
                                        (President and Chief Executive Officer)